As filed with the Securities and Exchange Commission on February 28, 2002.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-06107

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                (Name of Registrant as Specified in Its Charter)

                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

[JOHN HANCOCK LOGO]
-------------------
JOHN HANCOCK FUNDS

John Hancock Patriot Premium Dividend Fund I
John Hancock Patriot Premium Dividend Fund II
John Hancock Patriot Select Dividend Trust
John Hancock Patriot Global Dividend Fund
John Hancock Patriot Preferred Dividend Fund

January 24, 2003

Dear Fellow Shareholder:

As an investor in one of the funds listed above, you are cordially invited to attend the annual shareholder meeting on Thursday, March 20, 2003 at 9:00 A.M., Eastern time, to be held at John Hancock Funds, 101 Huntington Avenue, Boston, MA 02199.

The proposals set forth in the enclosed proxy statement are routine items. A routine item is one which occurs annually and makes no fundamental or material changes to a fund's investment objectives, policies or restrictions, or to the investment management contracts.

Elect your fund's Board of Trustees

For each fund, proposal number one asks common shareholders to elect three Trustees and preferred shareholders to elect one Trustee. Trustees will serve until their respective successors are elected and qualified. Your proxy statement includes a brief description of each nominee's background.

Ratify the Trustees' selection of public accountants

For each fund, proposal number two asks you to ratify or reject the Trustees' selection of Deloitte & Touche LLP as each fund's independent public accountants for the fund's current fiscal year.

Your vote is important!

Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage-paid return envelope has been provided. Your prompt response will help avoid the cost of additional mailings at your fund's expense.

If you have any questions, please call 1-800-852-0218, Monday through Friday, between 9:00 A.M. and 7:00 P.M. Eastern time.

Thank you in advance for your prompt action on this very important matter.

                                           Sincerely,


                                           /s/ Maureen R. Ford

                                           Maureen R. Ford
                                           Chairman and Chief Executive Officer

P00PX 1/03
PPD-PS-03

                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                    JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
               101 Huntington Avenue, Boston, Massachusetts 02199

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                            To Be Held March 20, 2003

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the Shareholders of:

     John Hancock Patriot Premium Dividend Fund I
     John Hancock Patriot Premium Dividend Fund II
     John Hancock Patriot Select Dividend Trust
     John Hancock Patriot Global Dividend Fund
     John Hancock Patriot Preferred Dividend Fund

A shareholder meeting for each fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Thursday, March 20, 2003 at 9:00 A.M., Eastern time, and shareholders of each fund will consider the following proposals:

(1) To elect Trustees to serve until their respective successors are duly elected and qualified. Common shareholders may elect three Trustees and preferred shareholders may elect one Trustee.

(2) To ratify or reject the Trustees' selection of Deloitte & Touche LLP as the fund's independent public accountants for the fund's current fiscal year.

(3) To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Your Trustees recommend that you vote in favor of all proposals.

Shareholders of record of each fund as of the close of business on January 6, 2003 are entitled to notice of and to vote at the fund's annual meeting and at any related follow-up meeting. The proxy statement and proxy card are being mailed to shareholders on or about January 24, 2003.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy in the accompanying envelope. No postage is necessary if mailed in the United States.

                                             By order of the Boards of Trustees,


                                             Susan S. Newton
                                             Senior Vice President and Secretary

January 24, 2003
P00PX 1/03

PPD-PS-03

                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                    JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
               101 Huntington Avenue, Boston, Massachusetts 02199

                         ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held On March 20, 2003

                                 PROXY STATEMENT

     This proxy statement contains the information you should know before voting on the proposals described in the notice. Each fund will furnish without charge a copy of its Annual Report and/or Semiannual report to any shareholder upon request. If you would like a copy of your fund's report, please send a written request to the attention of the fund at 101 Huntington Avenue, Boston, Massachusetts 02199 or call John Hancock Funds at 1-800-892-9552.

     This proxy statement is being used by each fund's Trustees to solicit proxies to be voted at the annual meeting of each fund's shareholders. The meetings will be held at 101 Huntington Avenue, Boston, Massachusetts on Thursday, March 20, 2003 at 9:00 A.M., Eastern time.

     o John Hancock Patriot Premium Dividend Fund I ("Premium Dividend I");

     o John Hancock Patriot Premium Dividend Fund II ("Premium Dividend II");

     o John Hancock Patriot Select Dividend Trust ("Select Dividend");

     o John Hancock Patriot Global Dividend Fund ("Global Dividend"); and

     o John Hancock Patriot Preferred Dividend Fund ("Preferred Dividend").

     If you sign the enclosed proxy card and return it in time to be voted at the meeting, your shares will be voted in accordance with your instructions. Signed proxies with no instructions will be voted FOR all proposals. If you want to revoke your proxy, you may do so before it is exercised at the meeting by filing a written notice of revocation with the fund at 101 Huntington Avenue, Boston, Massachusetts 02199, by returning a signed proxy with a later date before the meeting, or if attending the meeting of your fund and voting in person, by notifying your fund's secretary (without complying with any formalities) at any time before your proxy is voted.

Record Ownership

     The Trustees of each fund have fixed the close of business on January 6, 2003 as the record date to determine which shareholders are entitled to vote at the meeting. Common and Preferred shareholders of each fund are entitled to one vote per share on all business of the meetings or any postponement of the meeting relating to their fund and respective share class. On the record date, the following number of shares of beneficial interest of each fund were outstanding:

Fund                                     Common Shares         Preferred Shares
----                                     -------------         ----------------
Premium Dividend I                         15,061,235                 685
Premium Dividend II                        15,017,005               1,000
Select Dividend                             9,925,193                 700
Global Dividend                             8,344,700                 600
Preferred Dividend                          7,257,200                 525

     The funds' management does not know of anyone who beneficially owned more than 5% of either class of any fund's shares outstanding as of the record date, except for The Commerce Group, Inc., 211 Main Street, Webster, MA 01570, which holds the following Common Shares: 31.3% of Premium Dividend I, 36.7% of Premium Dividend II, 36.8% of Select Dividend, 30.8% of Global Dividend and 32.7% of Preferred Dividend. (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.)

     Although the annual meetings of the funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each fund will vote separately as to proposals affecting their fund.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES
                (Common Shares and Preferred Shares of each fund)

General

     Each fund's Board of Trustees consists of eleven members. Holders of the Common Shares are entitled to elect nine Trustees and holders of the Preferred Shares are entitled to elect two Trustees. Ms. Ford, Ms. McGill Peterson and Messrs. Carlin, Cunningham, Ladner, Moore, Pruchansky, Smith and Toolan have been designated as subject to election by holders of the Common Shares of each fund. Messrs. DeCiccio and Dion have been designated as subject to election by holders of the Preferred Shares of each fund.

     Each Board of Trustees is divided into three staggered term classes, two classes contain four Trustees each and one class contains three Trustees. The term of one class expires each year, and no term continues for more than three years after the applicable election. Each class of Trustees will stand for election at the conclusion of their respective three-year terms. Classifying the Trustees in this manner may prevent replacement of a majority of the Trustees for up to a two-year period.

     As of the date of this proxy, each nominee for election currently serves as Trustee of each fund. Using the enclosed proxy card, you may authorize the proxies to vote your shares for the nominees representing your shares or you may withhold from the proxies authority to vote your shares for one or more of the nominees representing your shares. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the funds' Trustees may designate. The funds have no reason to believe that it will be necessary to designate a substitute nominee.

Proposal 1

     For each fund, Messrs. Ladner, Moore and Ms. Ford are the current nominees for election by the Common Shareholders, and Mr. Dion is the current nominee for election by the Preferred Shareholders.

Vote Required For Proposal 1

     The vote of a plurality of the votes cast by the Common Shares and the Preferred Shares, voting as separate classes, of a fund is sufficient to elect the Common Shares' and Preferred Shares' respective nominees of that fund.

Information Concerning Trustees

     The following table sets forth certain information regarding the nominees for election to the Boards. The table also shows his or her principal occupation or employment and other directorships during the past five years and the number of John Hancock funds overseen by the Trustee. The table also lists the Trustees who are not currently standing for election: The terms of Messrs. Pruchansky, Smith and Ms. McGill Peterson will expire at the 2004 annual meeting and the terms of Messrs. Carlin, Cunningham, DeCiccio and Toolan will expire at the 2005 annual meeting.

                                         Principal Occupation(s)                                         Number of
Name, (Age), Address(1)                  and other Directorships                         Trustee        John Hancock
and Position with the Funds             During the Past Five Years                        Since        Funds overseen
---------------------------             --------------------------                        -----        --------------
                                           NOMINEES FOR ELECTION
                                          TERM TO EXPIRE IN 2006

Ronald R. Dion(+)            Chairman and Chief Executive Officer, R. M.                1998 (A-E)           30
(Age 56)                     Bradley & Co., Inc.; Director, The New England
Independent Trustee          Council and Massachusetts Roundtable; Trustee,
                             North Shore Medical Center; Director, BJ's
                             Wholesale Club, Inc. and a corporator of the
                             Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner            Chairman and Trustee, Dunwoody Village, Inc.               1992 (A-D)           30
(Age 64)                     (continuing care retirement community); Senior Vice        1993 (E)
Independent Trustee          President and Chief Financial Officer, UGI
                             Corporation (Public Utility Holding Company)
                             (retired 1998); Vice President and Director for
                             AmeriGas, Inc. (retired 1998); Director of AmeriGas
                             Partners, L.P. (until 1997) (gas distribution);
                             Director, EnergyNorth, Inc. (until 1995); Director,
                             Parks and History Association (since 2001).

John A. Moore                President and Chief Executive Officer, Institute for       2002 (A-E)           39
(Age 63)                     Evaluating Health Risks, (nonprofit institution)
Independent Trustee          (until 2001); Senior Scientist, Sciences International
                             (health research) (since 1998); Principal, Hollyhouse
                             (consulting) (since 2000); Director, CIIT (nonprofit
                             research) (since 2002).

                                                     Principal Occupation(s)                                    Number of
Name, (Age), Address(1)                              and other Directorships                      Trustee      John Hancock
and Position with the Funds                        During the Past Five Years                      Since      Funds overseen
---------------------------                        --------------------------                      -----      --------------
                                                      NOMINEES FOR ELECTION
                                                TERM TO EXPIRE IN 2006 (continued)

Maureen R. Ford                      Executive Vice President, John Hancock Financial          2000 (A-E)           61
(Age 47)                             Services, Inc., John Hancock Life President and
Interested Trustee*                  Chief Executive Officer, John Hancock Advisers,
Chairman, President and              LLC (the "Adviser") and The Berkeley Financial
Chief Executive Officer              Group, Inc. ("The Berkeley Group"); Chairman,
                                     Director and Chief Executive Officer, John Hancock
                                     Funds, LLC ("John Hancock Funds"); Director, John
                                     Hancock Subsidiaries, LLC; Chairman, Director and
                                     Chief Executive Officer, Sovereign Asset
                                     Management Corporation (SAMCorp.); Director,
                                     Independence Investment LLC and Independence
                                     Fixed Income LLC and Signature Services, Inc.;
                                     Senior Vice President, MassMutual Insurance Co.
                                     (until 1999).

                                                TRUSTEES NOT STANDING FOR ELECTION
                                                      TERM TO EXPIRE IN 2004

Patti McGill Peterson                Executive Director, Council for International             2002 (A-E)           39
(Age 59)                             Exchange of Scholars (since 1998); Vice President,
Independent Trustee                  Institute of International Education (since 1998);
                                     Senior Fellow, Cornell Institute of Public Affairs,
                                     Cornell University (until December 1997); President
                                     Emerita of Wells College and St. Lawrence
                                     University; Director, Niagara Mohawk Power
                                     Corporation (electric utility).

Steven R. Pruchansky                 Chairman and Chief Executive Officer, Mast                1992 (A-D)           30
(Age 58)                             Holdings, Inc. (since 2000); Director and President,      1993 (E)
Independent Trustee                  Mast Holdings, Inc. (until 2000); Managing
                                     Director, JonJames, LLC (real estate) (since 2001);
                                     Director, First Signature Bank & Trust Company
                                     (until 1991); Director, Mast Realty Trust (until
                                     1994); President, Maxwell Building Corp. (until
                                     1991).

Norman H. Smith                      Lieutenant General, United States Marine Corps;           1992 (A-D)           30
(Age 69)                             Deputy Chief of Staff for Manpower and Reserve            1993 (E)
Independent Trustee                  Affairs, Headquarters Marine Corps; Commanding
                                     General III Marine Expeditionary Force/3rd Marine
                                     Division (retired 1991).

                                                   Principal Occupation(s)                                           Number of
Name, (Age), Address(1)                            and other Directorships                        Trustee          John Hancock
and Position with the Funds                       During the Past Five Years                       Since          Funds overseen
---------------------------                       --------------------------                       -----          --------------
                                             TRUSTEES NOT STANDING FOR ELECTION
                                                    TERM TO EXPIRE IN 2005

James F. Carlin                      Chairman and CEO, Alpha Analytical Laboratories              1988 (A)              30
(Age 62)                             (chemical analysis), Part Owner and Treasurer,               1989 (B)
Independent Trustee                  Lawrence Carlin Insurance Agency, Inc. (since 1995);         1990 (C)
                                     Part Owner and Vice President, Mone Lawrence Carlin          1992 (D)
                                     Insurance Agency, Inc. (since 1996) Director/Treasurer,      1993 (E)
                                     Rizzo Associates (until 2000); Chairman and CEO,
                                     Carlin Consolidated, Inc. (management/investments);
                                     Director/Partner, Proctor Carlin & Co., Inc. (until
                                     1999); Trustee, Massachusetts Health and Education
                                     Tax Exempt Trust; Director of the following: Uno
                                     Restaurant Corp. (until 2001) Arbella Mutual
                                     (insurance) (until 2000), Health Plan Services, Inc.
                                     (until 1999), Flagship Healthcare, Inc. (until 1999),
                                     Carlin Insurance Agency, Inc. (until 1999), Chairman,
                                     Massachusetts Board of High Education (until 1999).

William H. Cunningham                Former Chancellor, University of Texas System and            1994 (A-E)            30
(Age 59)                             former President of the University of Texas, Austin,
Independent Trustee                  Texas; Chairman and CEO, IBT Technologies (until
                                     2001); Director of the following: The University of
                                     Texas Investment Management Company (until
                                     2000), Hire.com (since 2000), STC Broadcasting,
                                     Inc. and Sunrise Television Corp. (since 2001),
                                     Symtx, Inc. (since 2001), Adorno/Rogers
                                     Technology, Inc. (since 2001), Pinnacle Foods
                                     Corporation (since 2001), rateGenius (since 2001),
                                     LaQuinta Motor Inns, Inc. (hotel management
                                     company) (until 1998), Jefferson-Pilot Corporation
                                     (diversified life insurance company) (since 1985),
                                     New Century Equity Holdings (formerly Billing
                                     Concepts) (until 2001), eCertain (until 2001),
                                     ClassMap.com (until 2001), Agile Ventures (until
                                     2001), LBJ Foundation (until 2000), Golfsmith
                                     International, Inc. (until 2000), Metamor Worldwide
                                     (until 2000), AskRed.com (until 2001), Southwest
                                     Airlines and Introgen; Advisory Director, Q
                                     Investments; Advisory Director, Chase Bank
                                     (formerly Texas Commerce Bank -- Austin), LIN
                                     Television (since 2002 and WilTel Communications
                                     (since 2002).

                                                    Principal Occupation(s)                                      Number of
Name, (Age), Address(1)                             and other Directorships                    Trustee          John Hancock
and Position with the Funds                        During the Past Five Years                   Since          Funds overseen
---------------------------                        --------------------------                   -----          --------------
                                               TRUSTEES NOT STANDING FOR ELECTION
                                               TERM TO EXPIRE IN 2005 (continued)

John P. Toolan                       Director, The Smith Barney Muni Bond Funds, The          1992 (A-D)             30
(Age 72)                             Smith Barney Tax-Free Money Funds, Inc., Vantage         1993 (E)
Independent Trustee                  Money Market Funds (mutual funds), The
                                     Inefficient-Market Fund, Inc. (closed-end investment
                                     company) and Smith Barney Trust Company of
                                     Florida; Chairman, Smith Barney Trust Company
                                     (retired 1991); Director, Smith Barney, Inc., Mutual
                                     Management Company and Smith Barney Advisers,
                                     Inc. (investment advisers) (retired 1991); Senior
                                     Executive Vice President, Director and member of
                                     the Executive Committee, Smith Barney, Harris
                                     Upham & Co., Incorporated (investment bankers)
                                     (until 1991).

John M. DeCiccio(+)                  Executive Vice President and Chief Investment            2001 (A-E)             61
(Age 54)                             Officer, John Hancock Financial Services, Inc.;
Interested Trustee*                  Director, Executive Vice President and Chief
                                     Investment Officer, John Hancock Life Insurance
                                     Company; Chairman of the Committee of Finance
                                     of John Hancock Life Insurance Company; Director,
                                     John Hancock Subsidiaries, LLC, Hancock Natural
                                     Resource Group, Independence Investment LLC,
                                     Independence Fixed Income LLC, The Berkeley
                                     Financial Group, LLC, John Hancock Advisers, LLC,
                                     John Hancock Funds, LLC, and Massachusetts
                                     Business Development Corporation; Director, John
                                     Hancock Insurance Agency, Inc. (until 1999) and
                                     John Hancock Signature Services, Inc. (until 1997).

 * "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the funds and the Adviser.
 +  Trustee representing the holders of the Preferred Shares.
(A) Premium Dividend I
(B) Premium Dividend II
(C) Select Dividend
(D) Global Dividend
(E) Preferred Dividend

Executive Officers

     In addition to the Chairman, President and Chief Executive Officer (Ms.
Ford), the table below lists each fund's executive officers.

Name, (Age), Address,(1)                            Principal Occupation(s)                      Officer
and Position with the Funds                       During the Past Five Years                      Since
---------------------------                       --------------------------                      -----
William L. Braman                Executive Vice President and Chief Investment Officer, each       2000
(Age 49)                         of the John Hancock funds and the Adviser; Executive Vice
Executive Vice President         President and Chief Investment Officer, Baring Asset
and Chief Investment Officer     Management, London, U.K. (until May 2000).

Susan S. Newton                  Senior Vice President and Secretary, each of the John             1993
(Age 52)                         Hancock funds; Senior Vice President, Secretary and Chief
Senior Vice President            Legal Officer, the Adviser, John Hancock Funds, LLC, The
and Secretary                    Berkeley Group and SAMCorp.

Richard A. Brown                 Senior Vice President, Chief Financial Officer and Treasurer,     2000
(Age 53)                         the Adviser, the John Hancock Fund Complex, and The
Senior Vice President            Berkeley Group; Second Vice President and Senior Associate
and Chief Financial Officer      Controller, Corporate Tax Department, John Hancock
                                 Financial Services, Inc. (until 2001).

William H. King                  Vice President and Treasurer, each of the John Hancock            1994
(Age 50)                         funds; Vice President, the Adviser.
Vice President and Treasurer

Thomas H. Connors                Vice President and Compliance Officer, each of the John           1996
(Age 43)                         Hancock funds and the Adviser; Vice President, John
Vice President and               Hancock Funds, LLC.
Compliance Officer

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston Massachusetts 02199.

     Each Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Investment Performance Committee and the Coordinating Committee. Each Committee is comprised of Independent Trustees who are not "interested person").

     Each Board of Trustees held four meetings during its fund's 2002 fiscal year. With respect to Premium Dividend I and Premium Dividend II, no Trustee attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the fund and (2) the total number of meetings held by all committees of the Trustees on which they served. With respect to each other fund, no trustee, except Mr. DeCiccio, attended fewer than 75% of the aggregate of (i) the total number of meetings of the Trustees of the fund and (2) the total number of meetings held by all committees of the Trust on which they serve. Mr. DeCiccio attended 50% of the meetings. The funds hold joint meetings of the Trustees and all committees.

     Each Board of Trustees has an Audit Committee consisting of Messrs. Carlin, Ladner, Moore and Toolan. All members of each fund's Audit Committee are Independent under the New York Stock Exchange's Revised Listing Rules, and each member is financially literate with at least one having accounting or financial management exper-tise. The Board has adopted a written charter for the Audit Committee, which is attached as Exhibit A. Each Audit Committee held four meetings during its respective fund's 2002 fiscal year. Each Audit Committee recommends to the full board the appointment of outside auditors for each of the funds, oversees and monitors the audits of the funds, communicates with both the independent auditors and inside auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. Each Audit Committee reports that it has (1) reviewed and discussed each fund's audited financial statements with management; (2) discussed with the independent auditors the matters relating to the quality of each fund's financial reporting as required by SAS 61; (3) received written disclosures and an independence letter from the independent auditors required by Independent Standards Board Standard No. 1, and discussed with the auditors their independence; and (4), based on these discussions, recommended to the Board that each fund's financial statements be included in each fund's annual report for the last fiscal year.

     Each Board of Trustees has a special nominating committee known as the Administration Committee. The Administration Committee members are Messrs. Carlin, Cunningham, Dion, Ladner, Moore, Pruchansky, Smith, Toolan and Ms. McGill Peterson. Each Administration Committee held four meetings during its respective fund's 2002 fiscal year. Each Administration Committee selects and nominates for appointment and election candidates to serve as Trustees who are not "interested persons." Each Administration Committee also coordinates with Trustees who are interested persons in the selection and election of fund officers of the respective funds. Each Administration Committee will consider nominees recommended by shareholders to serve as Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

     Each Board of Trustees has a Contracts/Operations Committee. The Contracts/Operations Committee members are Messrs. Cunningham and Pruchansky. Each Contract/Operations Committee held five meetings during its fund's 2002 fiscal year. Each Contracts/Operations Committee oversees the initiation, operation and renewal of the various contracts between the respective funds and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer arrangements and arrangements with other service providers.

     Each Board of Trustees has an Investment Performance Committee. The Investment Performance Committee members are Messrs. Dion and Smith and Ms. McGill Peterson. The Investment Performance Committee held four meetings during the fund's 2002 fiscal year. Each Investment Performance Committee monitors and analyzes the performance of the respective funds generally, consults with the Adviser as necessary if the respective fund is considered to require special attention and to review peer groups and other comparative standards as necessary.

     Each Board of Trustees has a Coordinating Committee. The Coordinating Committee members are the chairpersons of the other four standing committees. The Coordinating Committee assures consistency of action among committees, reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues.

Trustee Ownership

     The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Funds as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2002.

                              Trustee Holdings(1)

                                Patriot Premium                  Patriot Premium                Patriot Select
                                Dividend Fund I                 Dividend Fund II                Dividend Trust
                          ---------------------------     ---------------------------     ---------------------------
Name of Trustee           Shares        Dollar Range      Shares        Dollar Range      Shares        Dollar Range
---------------           ------        ------------      ------        ------------      ------        ------------
Independent Trustees
James F. Carlin            3,815      $10,001-$50,000      1,200      $10,001-$50,000      1,000      $10,001-$50,000
William H. Cunningham         --                   --         --                   --         --                   --
Ronald R. Dion               100           $1-$10,000         --                   --         65           $1-$10,000
Charles L. Ladner            365           $1-$10,000        200           $1-$10,000        200           $1-$10,000
John A. Moore                400           $1-$10,000         --                   --         --                   --
Patti McGill Peterson         --                   --         --                   --         --                   --
Steven R. Pruchansky         116           $1-$10,000        200           $1-$10,000        100           $1-$10,000
Norman H. Smith              349           $1-$10,000        587           $1-$10,000        395           $1-$10,000
John P. Toolan               183           $1-$10,000        100           $1-$10,000         --                   --

Interested Trustees
John M. DeCiccio              --                   --         --                   --         --                   --
Maureen R. Ford              100           $1-$10,000        100           $1-$10,000        100           $1-$10,000

                              Patriot Global              Patriot Preferred       All John Hancock
                               Dividend Fund                Dividend Fund          funds overseen
                         --------------------------    ----------------------     ----------------
Name of Trustee          Shares       Dollar Range     Shares    Dollar Range       Dollar Range
---------------          ------       ------------     ------    ------------       ------------
Independent Trustees
James F. Carlin            100           $1-$10,000       --              --      $10,001-$50,000
William H. Cunningham       --                   --       --              --        Over $100,000
Ronald R. Dion             100           $1-$10,000       65      $1-$10,000        Over $100,000
Charles L. Ladner          235           $1-$10,000      200      $1-$10,000        Over $100,000
John A. Moore               --                   --       --              --        Over $100,000
Patti McGill Peterson       --                   --       --              --        Over $100,000
Steven R. Pruchansky       300           $1-$10,000      275      $1-$10,000        Over $100,000
Norman H. Smith            900      $10,001-$50,000      310      $1-$10,000        Over $100,000
John P. Toolan             100           $1-$10,000       --              --        Over $100,000

Interested Trustees
John M. DeCiccio            --                   --       --              --        Over $100,000
Maureen R. Ford            100           $1-$10,000      100      $1-$10,000        Over $100,000

(1) The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Trustees in the Funds and in all John Hancock funds overseen by each Trustee. For each Trustee, the amounts reflected include share equivalents of certain John Hancock funds in which the Trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under "Remuneration of Trustees and Officers". The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated. None of the Trustees beneficially owned individually, and the Trustees and executive officers of the funds as a group did not beneficially own, in excess of one percent of the outstanding shares of any fund.

Compliance with Section 16(a) Reporting Requirements

     Section 16(a) of the Securities Exchange Act of 1934 requires a fund's executive officers, Trustees and persons who own more than ten percent of a fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Trustees, and 10% Shareholders are required by SEC regulations to furnish each fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Remuneration of Trustees and Officers

     The following table provides information regarding the compensation paid by the funds and the other investment companies in the John Hancock fund complex to the Independent Trustees for their services for each fund's most recently completed fiscal year. The two non-Independent Trustees, Ms. Ford and Mr. DeCiccio, and each of the officers of the funds are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the funds for their services.

                                                    Aggregate Compensation                         Total Compensation
                                                    ----------------------                            All Funds in
Independent                   Premium        Premium        Select       Global      Preferred     John Hancock Fund
Trustees                    Dividend I     Dividend II     Dividend     Dividend      Dividend         Complex(1)
--------                    ----------     -----------     --------     --------      --------         ----------
James F. Carlin               $ 1,469        $ 1,931        $1,367       $1,177        $  930           $ 75,000
William H. Cunningham*          1,457          1,915         1,339        1,156           911             75,100
Ronald R. Dion*                 1,469          1,931         1,367        1,177           930             75,000
Charles L. Ladner               1,422          1,869         1,352        1,152           920             72,000
John A. Moore*+                    --             --            --           --            --             72,000
Patti McGill Peterson+             --             --            --           --            --             72,000
Steven R. Pruchansky*           1,410          1,853         1,324        1,131           901             72,100
Norman H. Smith*                1,532          2,014         1,396        1,226           950             78,000
John P. Toolan*                 1,407          1,850         1,324        1,130           901             72,000
                              -------        -------        ------       ------        ------           --------
Totals                        $10,166        $13,363        $9,469       $8,149        $6,443           $663,200

(1) The total compensation paid by the John Hancock fund complex to the Independent Trustees for the calendar year ended December 31, 2002. All the Independent Trustees are Trustees of 30 funds in the John Hancock fund complex, except for Ms. McGill Peterson and Mr. Moore who are Trustees of 39 funds.
* As of December 31, 2002, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Cunningham was $428,963, for Mr. Dion was $122,717, for Mr. Moore was $203,650, for Mr. Pruchansky was $95,779, for Mr. Smith was $204,328 and for Mr. Toolan was $517,774 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may elect to have his deferred fees invested by a fund in shares of one or more funds in the John Hancock fund complex, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees does not obligate any fund to retain the services of any Trustee or obligate any fund to pay any particular level of compensation to the Trustee.
+ Mr. Moore and Ms. McGill Peterson appointed Trustees of the funds effective January 1, 2002 and served without compensation from these funds for the most recently completed fiscal year.

Material Relationships of the Independent Trustees

     As of December 31, 2002, none of the Independent Trustees, nor any immediate family member, owns shares of John Hancock Advisers, LLC (the "investment adviser") or a principal underwriter of the funds, nor does any such person own shares of a company controlling, controlled by or under common control with the investment adviser or a principal underwriter of the funds.

     There have been no transactions by the funds since the beginning of the funds' last two fiscal years, nor are there any transactions currently proposed, in which the amount exceeds $60,000 and in which any trustee of the funds or any immediate family members has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the funds in an amount in excess of $60,000 at any time since that date.

     No Independent Trustee, nor any immediate family member has had, in the past five years, any direct or indirect interest, the value of which exceeds $60,000, in the investment adviser, a principal underwriter of the funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with, the investment adviser or principal underwriter of the funds. Moreover, no Independent Trustee or immediate family member has, or has had in the last two fiscal years of the funds, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $60,000, in which the following persons were or are a party: the funds, an officer of the funds, any investment company sharing the same investment adviser or principal underwriter as the funds or any officer of such a company, any investment adviser or principal underwriter of the funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with, the investment adviser or principal underwriter of the funds, or any officer of such a person.

     Within the last two completed fiscal years of the funds, no officer of any investment adviser or principal underwriter of the funds or of any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the funds, has served as a director on a board of a company where any of the Independent Trustees or nominees of the funds, or immediate family members of such persons, has served as an officer.

Legal Proceedings

     There are no material pending legal proceedings to which any trustee or affiliated person is a party adverse to the funds or any of its affiliated persons or has a material interest adverse to the funds or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any trustee or executive officer of the funds within the past five years.

                                   PROPOSAL 2
         RATIFICATION OF SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS
                (Common Shares and Preferred Shares of Each Fund)

     The Trustees of each fund, including a majority of each fund's Independent Trustees, have selected Deloitte & Touche, LLP ("Deloitte & Touche") to act as independent public accountants for each fund's 2003 fiscal year. The funds' 2003 fiscal year ends are: Premium Dividend I -- September 30, 2003; Premium Dividend II -- October 31, 2003; Select Dividend -- June 30, 2003; Global Dividend -- July 31, 2003; and Preferred Dividend -- May 31, 2003.

     The following table sets forth the aggregate fees billed by the independent accountants for the calendar year ended December 31, 2002 for professional services rendered for: (i) the audit of the fund's annual financial statements and the review of financial statements included in the fund's reports to shareholders; (ii) financial information systems design and implementation services provided to the fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the fund; (iii) all other services provided to the fund; and (iv) all other services provided to the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the fund ("Adviser Affiliates").

                                               Financial                       All other fees
                                              information                       for services
                                            systems design   All other fees*   provided to the
                                                  and          for services      Adviser and
                                            implementation     provided to         Adviser
                               Audit fees        fees              Fund          Affiliates*
                              ------------ ---------------- ----------------- ----------------
Premium Dividend I ..........    $29,750        $30,000          $23,800           $60,313
Premium Dividend II .........    $29,750        $30,000          $23,800           $60,313
Select Dividend .............    $29,750        $30,000          $23,800           $60,313
Global Dividend .............    $29,750        $30,000          $26,900           $60,313
Preferred Dividend ..........    $29,750        $30,000          $26,900           $60,313

* The fees are presented as of December 31, 2002. The fees listed in the last column are not cumulative. In other words, the same fee may be reflected in more than one Fund's listing.

     The Audit Committee of each fund has considered whether the receipt of non-audit fees by Deloitte & Touche is compatible with maintaining Deloitte & Touche's independence.

     Deloitte & Touche has advised the funds that it has no direct or indirect financial interest in any of the funds. This selection is subject to the approval by the shareholders of the funds at the meetings. The enclosed proxy card provides space for instructions directing the proxies named on the card to vote for, against, or abstain from ratifying that selection. A representative of Deloitte & Touche is expected to be present at the meeting, will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions relating to the examination of the funds' financial statements.

     The Boards of Trustees, including each Fund's Independent Trustees, unanimously recommend that shareholders ratify the selection of Deloitte & Touche as independent public accountants of the funds.

Vote Required to Ratify the Selection of Independent Public Accountants

     The approval of a "majority" (as described below) of the Common Shares and the Preferred Shares, voting as a single class, of each fund is required to ratify the selection of Deloitte & Touche as such fund's independent public accountants for that fund's 2003 fiscal year.

                                 MISCELLANEOUS

Voting; Quorum; Adjournment

     The following vote is required to approve each respective proposal:

Proposal                             Vote Required
---------------------------------------------------------------------------------------------------------------
Election of Trustees                 For each class, a plurality of all votes cast, assuming a quorum exists.*
(Proposal 1)                         A "plurality" means that the four nominees up for election by the
                                     Common Shares or Preferred Shares and receiving the greatest number of votes of the Common Shares or Preferred Shares, as the case may be, will be elected as Trustees, regardless of the number of votes cast.
                                     Common and Preferred Classes vote separately on this proposal.

Ratification of Public Accountants   The affirmative vote of more than 50% of the votes cast, assuming a
(Proposal 2)                         quorum exists.*
                                     Common and Preferred Classes vote together as a single class on this proposal.

* In order for a "quorum" to exist, a majority of the shares outstanding and entitled to vote must be present at the meeting, either in person or by proxy, determined in accordance with the table below.

     Proposals 1 and 2 in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange. While, as noted above, both of the proposals in this proxy statement are routine, for non-routine proposals, brokers that are member organizations of the New York Stock Exchange may vote Preferred Shares for which they have not received instructions in proportion to the shares for which they have received instructions. Proportionate voting of Preferred Shares may occur on a non-routine proposal only if: (i) at least 30% of the Preferred Shares of the fund outstanding and entitled to vote have been voted; (ii) less than 10% of such Preferred Shares voted against the proposal;
(iii) the shareholders of the Common Shares of the fund have approved the proposal (except with respect to plurality votes); and (iv) a majority of the Independent Trustees of the fund have approved the proposal.

     The following table summarizes how the quorum and voting requirements are determined.

Shares                      Quorum                                Voting
---------------------------------------------------------------------------------------------------------------
In General                  All shares "present" in person or     Shares present in person will be voted in
                            by proxy are counted in               person by the shareholder at the meeting.
                            determining whether a quorum          Shares present by proxy will be voted by
                            exists.                               the proxyholder in accordance with
                                                                  instructions specified in the proxy.

Broker Non-Vote             Considered "present" a meeting.       Not Voted. Same effect as a vote "against" a
                                                                  proposal.

Proxy with No Voting        Considered "present" for              Will be voted "for" the proposal by the
Instruction (other than     determining whether a quorum          proxyholder.
Broker Non-Vote)            exists.

Shares                       Quorum                           Voting
------------------------------------------------------------------------------------------------------------
Vote to Abstain              Considered "present" for         Disregarded. Because abstentions are not
                             determining whether a quorum     votes "cast", abstentions will have no effect
                             exists.                          on whether a proposal is approved.

Proportionately Voted        Considered "present" for         Voted in proportion to Preferred Shares for
Preferred Shares with No     determining whether a quorum     which the broker received instructions.
Voting Instruction           exists.

     If a quorum is not present, the persons named as proxies may vote their proxies to adjourn the meeting to a later date. If a quorum is present, but there are insufficient votes to approve any proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation. Shareholder action may be taken on one or more proposals prior to such adjournment. Proxies instructing a vote for a proposal will be voted in favor of an adjournment with respect to that proposal, and proxies instructing a vote against a proposal will be voted against an adjournment with respect to that proposal.

Expenses and Methods of Solicitation

     The costs of the meeting, including the solicitation of proxies, will be paid by the funds. Persons holding shares as nominees will be reimbursed by the relevant fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the funds or of the funds' investment adviser may solicit proxies in person or by telephone. John Hancock Advisers, LLC, 101 Huntington Avenue, Boston, Massachusetts 02199-7603, serves as each fund's investment adviser and serves as the administrator of Premium Dividend I, Premium Dividend II, Select Dividend, Global Dividend and Preferred Dividend. Mellon Investor Services LLC has been retained to assist in the solicitation of proxies at a cost of approximately $20,000 plus reasonable expenses.

Telephone Voting

     In addition to soliciting proxies by mail, by fax or in person, the funds may also arrange to have votes recorded by telephone by officers and employees of the funds or by the personnel of the adviser or the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, the telephone votes would not be counted at the meeting. The funds have not obtained an opinion of counsel about telephone voting, but they are currently not aware of any challenge.

     o A shareholder will be called on a recorded line at the telephone number in the funds' account records and will be asked to provide the shareholder's social security number or other identifying information.

     o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

     o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

     o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

     If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Other Matters

     The management of the funds knows of no business to be brought before the annual meetings except as mentioned above. If, however, any other matters were properly to come before the meetings, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management of the funds will provide further information.

     The meeting is scheduled as a joint meeting of the respective shareholders of the funds because the shareholders of the funds are generally expected to consider and vote on similar matters. The Boards of Trustees of the funds have determined that the use of this joint proxy statement for the meetings is in the best interest of each fund's shareholders. In the event that any shareholder present at the meetings objects to the holding of a joint meeting and moves for an adjournment of the annual meeting with respect to his or her fund to a time immediately after the annual meetings so that his or her fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.

     The shareholders of each fund will vote separately on each proposal, and voting by shareholders of one fund will have no effect on the outcome of voting by shareholders of the other funds.

SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at a fund's annual meeting to be held in 2004 must be received by the fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, after September 26, 2003 but no later than October 26, 2003 for inclusion in that fund's proxy statement and form of proxy relating to that meeting (subject to certain exceptions).


               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY


JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND

Dated: January 24, 2003

                                   EXHIBIT A

                            AUDIT COMMITTEE CHARTER
                          For the John Hancock Funds

     The Audit Committee shall be composed of Independent Trustees only. The membership of the Committee shall consist of at least three Trustees who are each free of any relationship that, in the opinion of the Independent Trustees, may interfere with such member's individual exercise of independent judgment. Each Audit Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the New York Stock Exchange and American Stock Exchange. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas and making regular reports to the Independent Trustees. The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. It shall be the responsibility of the Committee to oversee the funds' auditing and accounting process, recommend to the full Board of Trustees the appointment of auditors for each of the funds, monitor the audits of the funds, communicate with both the external auditors and internal auditors on a regular basis, and provide a conduit for such auditors to report and discuss any matters they deem appropriate at any time. The Committee shall also perform other tasks assigned to it, from time to time, by the Independent Trustees and, in all cases, will report its findings and recommendations to the Independent Trustees or the Committee on Administration.

     The Committee's responsibilities include:

     1. Recommending to the Board of Trustees the appointment of external auditors for each fund annually through the selection, evaluation and, where appropriate, replacement of the external auditor, and ensuring that the external auditors are ultimately accountable to the Audit Committee and the Board of Trustees.

     2. Meeting with the external auditors, the internal auditors, and the funds' senior management to review the form and substance of the funds' financial statements and reports.

     3. Reviewing the funds' internal and external audit functions and the extent and quality of the auditing program, including implementation of the Code of Ethics.

     4. Reviewing and discussing with the external auditors their objectivity, independence and accountability by meeting with the external auditors at least twice a year and receiving formal written statements from the external auditors describing their reporting relationships with the Audit Committee consistent with the Independent Standards Board Standard No. 1.

     5. Recommending to the Board of Trustees that it take appropriate action to satisfy itself of the external auditor's independence.

     6. Reviewing any problems that may arise out of a fund's accounting, auditing or financial reporting functions.

     7. Reviewing the auditing and other fees charged by the external auditing firms.

     8. Monitoring the procedures for allocating fund brokerage, the allocation of trades among various accounts under management and the fees and other charges for fund brokerage.

     9. Reviewing operating and internal control structure of custodian banks and transfer agents, including procedures to safeguard fund assets.

     10. Monitoring, to the extent required, securities pricing procedures and their implementation.

     The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the external auditors are responsible for auditing those financial statements. The Committee and the Board of Trustees recognize that management (including the internal audit staff) and the external auditors have more resources and time and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly, the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

                                                                       P R O X Y

                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST

         The undersigned holder of Auction Market Preferred Shares of beneficial interest ("Preferred Shares") of John Hancock Patriot Select Dividend Trust hereby constitutes and appoints Maureen R. Ford, William H. King and Susan S. Newton, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Trust to be held on Thursday, March 20, 2003 at the offices of the Trust, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect to all Preferred Shares of the Trust held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

1: To elect Ronald R. Dion to serve as Trustee of the Trust.

   [ ] FOR              [ ] VOTE WITHHELD


2: To ratify the selection of Deloitte & Touche LLP as independent public accountants.


   [ ]  FOR             [ ]  AGAINST         [ ]  ABSTAIN


P3PXC 1/03

         Specify your vote by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted for the nominees named in the proxy statement and in favor of proposal 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which properly come before the meeting.

         PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR IN THE BOX ON THE LEFT. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

         Date________________________________________________________ ,2003

         __________________________________________________________________

         __________________________________________________________________

                         Signature(s) of Shareholder(s)

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST

                         Annual Meeting of Shareholders
                                 March 20, 2003

The undersigned holder of common shares of beneficial interest of John Hancock Patriot Select Dividend Trust hereby appoints MAUREEN R. FORD, WILLIAM H. KING and SUSAN S. NEWTON, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 20, 2003 at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------

[ X ] Please mark votes as in this example.


    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

1.  To elect the following nominees to serve as Trustees of the Fund.

    (01) Charles L. Ladner, (02) John A. Moore,  (03) Maureen R. Ford,

                   FOR                      WITHHOLD
                   ALL     [ ]              FROM ALL   [ ]
                 NOMINEES                   NOMINEES

            [ ] _______________________________________
                 For all nominees except as noted above


--------------------------------------------------------------------------------
                                  JOHN HANCOCK
--------------------------------------------------------------------------------
                          PATRIOT SELECT DIVIDEND TRUST


 2.   To ratify the selection of                      For    Against  Abstain
      Deloitte & Touche LLP as Inde-
      pendent public accountants.                     [ ]      [ ]      [ ]


Mark box at right if address change has
been noted on the reverse side of this card.                            [ ]


Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement and in favor of proposal 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.

Please be sure to sign and date this Proxy.


Signature: ___________ Date: ___________ Signature: ___________  Date: _________